SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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ABERDEEN GLOBAL INCOME FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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800 Scudders Mill Road
Plainsboro, New Jersey 08536

January 16, 2009

Dear Stockholder:

The Annual Meeting of Stockholders is to be held at 10:00 a.m. (Eastern time), on Friday, March 6, 2009, at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting, and an envelope, postage pre-paid, in which to return your proxy card are enclosed.

At the Annual Meeting, the Fund’s stockholders will vote for the election of two Class II Directors for three-year terms and until their successors are duly elected and qualify (Proposal 1). Stockholders will also consider approval of a new sub-advisory agreement among the Fund, Aberdeen Asset Management Asia Limited and Aberdeen Asset Management Investment Services Limited (Proposal 2). Stockholders who are present at the meeting will hear a report on the Fund and will be given the opportunity to discuss matters of interest to stockholders.

Your Directors recommend that you vote in favor of each of the foregoing matters.

P. Gerald Malone
Chairman

YOU ARE URGED TO COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE (OR AUTHORIZE YOUR PROXY VOTE BY TELEPHONE) TO ASSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. IF YOU NEED MORE INFORMATION, OR HAVE ANY QUESTIONS ABOUT VOTING, PLEASE CALL THE FUND’S PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT 1-800-821-2803.

ABERDEEN GLOBAL INCOME FUND, INC.

800 Scudders Mill Road

Plainsboro, New Jersey 08536

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

March 6, 2009

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Aberdeen Global Income Fund, Inc., a Maryland corporation (the “Fund”), will be held at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania on Friday, March 6, 2009, at 10:00 a.m. (Eastern time), for the following purposes:

(1)	To elect two Directors to serve as Class II Directors for three-year terms and until their successors are duly elected and qualify;

(2)	To approve a new sub-advisory agreement among the Fund, Aberdeen Asset Management Asia Limited and Aberdeen Asset Management Investment Services Limited; and

(3)	To transact any other business that may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on December 22, 2008 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

Lucia Sitar, Secretary

Plainsboro, New Jersey

January 16, 2009

IMPORTANT: Stockholders are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose, or to authorize the proxy vote by telephone pursuant to instructions on the enclosed proxy card. Your prompt return of the enclosed proxy card (or authorization of your proxy vote by telephone) may save the Fund the necessity and expense of further solicitations to assure a quorum at the meeting. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

PROXY STATEMENT

ABERDEEN GLOBAL INCOME FUND, INC.

800 Scudders Mill Road

Plainsboro, New Jersey 08536

Annual Meeting of Stockholders

March 6, 2009

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Aberdeen Global Income Fund, Inc., a Maryland corporation (the “Fund”), to be voted at the Annual Meeting of Stockholders of the Fund (the “Meeting”) to be held at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania, on Friday, March 6, 2009, at 10:00 a.m. (Eastern time), or at any adjournments or postponements thereof. The approximate mailing date for this Proxy Statement is January 16, 2009, or as soon as practicable thereafter.

All properly executed proxies received prior to the Meeting will be voted at the Meeting, or at any adjournments or postponements thereof, in accordance with the instructions marked on the proxy card. Except as described below, unless instructions to the contrary are marked on the proxy card, proxies received will be voted “FOR” Proposal 1 and “FOR” Proposal 2. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any proxy may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536), or by attending the Meeting and voting in person. Stockholders may authorize proxy voting by using the enclosed proxy card along with the enclosed envelope with pre-paid postage. Stockholders may also authorize proxy voting by telephone, by following the instructions contained on their proxy card.

The presence at the Meeting, in person or by proxy, of the stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum at the Meeting, withheld votes (with respect to Proposal 1) or abstentions (with respect to Proposal 2) and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting.

Approval of Proposal 1 (Election of Class II Directors to the Board of Directors) will require the affirmative vote of a majority of the shares of common stock outstanding and entitled to vote thereon. Approval of Proposal 2 (Approval of a New Sub-Advisory Agreement among the Fund, Aberdeen Asset Management Asia Limited and Aberdeen Asset Management Investment Services Limited) will require the affirmative vote of “a majority of the outstanding voting securities” as defined by the Investment Company Act of 1940, as amended (“1940 Act”). The term “a majority of the outstanding voting securities,” as defined by the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy, or (2) more than 50% of the Fund’s outstanding voting securities (“1940 Act Majority”).

A withheld vote with respect to a Class II Director (Proposal 1) will be treated as present and will have the effect of a vote “AGAINST” that Director. Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on Proposal 1 will be voted “FOR” such Proposal. An abstention with respect to the approval of a new sub-advisory agreement among the Fund, Aberdeen Asset Management Asia Limited and Aberdeen Asset Management Investment Services Limited (Proposal 2) will be treated as present and will have the effect of a vote “AGAINST” the Proposal. With respect to Proposal 2, broker non-votes will be treated as present for purposes of determining quorum, but will not be considered votes cast at the Meeting and will have the same effect as a vote “AGAINST” such Proposal.

If a quorum is not present in person or by proxy at the time the Meeting is called to order, the chairman of the Meeting may adjourn the Meeting. If a quorum is present but there are not sufficient votes to approve a proposal, the chairman of the Meeting may adjourn the Meeting, or may permit the persons named as proxy holders to propose one or more adjournments of the Meeting, to permit further solicitation of proxies on that proposal. If the persons named as proxy holders propose to adjourn the Meeting, the vote required is the affirmative vote of a majority of all the votes cast on the matter. In such a case, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of the proposal “FOR” the adjournment as to that proposal, and will vote those proxies required to be voted against the proposal “AGAINST” the adjournment as to that proposal. For purposes of votes with respect to adjournment, broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. If the motion for adjournment is not approved, the voting on that proposal will be completed at the Meeting.

Only stockholders or their duly appointed proxy holders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a stockholder of record or a proxy holder of a stockholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our stockholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

The Board of Directors has fixed the close of business on December 22, 2008 as the record date (“Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof. Stockholders on the Record Date will be entitled to one vote for each share held. As of the Record Date, the Fund had outstanding 8,991,308 shares of common stock, par value $0.001 per share.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Friday, March 6, 2009. The Proxy Statement and the Fund’s most recent annual report are available on the Internet at http://www.aberdeen-asset.us. The Fund will furnish, without charge, a copy of the Fund’s annual report for its fiscal year ended October 31, 2008, and any more recent reports, to any Fund stockholder upon request. To request a copy, please write to the Fund c/o Aberdeen Asset Management Inc., 1735 Market Street, 37th Floor, Philadelphia, PA 19103, or call Telephone: 1-866-839-5233. You may also call for information on how to obtain directions to be able to attend the Meeting and vote in person.

PROPOSAL 1: ELECTION OF CLASS II DIRECTORS

The Fund’s bylaws provide that the Board of Directors to be elected by holders of the Fund’s common stock will be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. Each year the term of office of one class expires. Directors who are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund, the Fund’s investment manager, Aberdeen Asset Management Asia Limited (the “Investment Manager” or “AAMAL”), or the Fund’s investment adviser, Aberdeen Asset Management Limited (the “Investment Adviser” or “AAML”), are referred to in this Proxy Statement as “Interested Directors.” Directors who are not interested persons, as described above, are referred to in this Proxy Statement as “Independent Directors.”

The Board of Directors of the Fund, including the Independent Directors, upon the recommendation of the Board’s Nominating and Corporate Governance Committee, which is composed entirely of Independent Directors, has nominated William J. Potter and Peter D. Sacks to serve as Class II Directors for three-year terms, to expire at the Annual Meeting of Stockholders to be held in 2012, and until their successors are duly elected and qualify. Messrs. Potter and Sacks were each previously elected to serve as Class II Directors of the Fund until the Annual Meeting of Stockholders to be held in 2009 (“2009 Annual Meeting”). Each of the nominees has indicated an intention to serve if elected and has consented to be named in this Proxy Statement.

It is the intention of the persons named on the enclosed proxy card to vote “FOR” the election of the persons indicated above to serve as Class II Directors. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend.

The names of the Fund’s nominees for election as Class II Directors, and each other Director of the Fund who will continue to serve after the 2009 Annual Meeting, and their addresses, ages and principal occupations during the past five years, are provided in the tables below.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Class II Directors (Nominees for a term expiring at the Annual Meeting to be held in 2012)

Independent Directors

William J. Potter† c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 60	Class II Director/ Nominee	Term expires 2009; Director since 1992	Mr. Potter has been Chairman of Meredith Financial Group (investment management) since 2004. He was President of Kingsdale Capital Markets (USA) Inc. (private placement broker) from 2004 through June 2005, and President of Ridgewood Group International Ltd. (international consulting and merchant banking company) from 1989 to 2004.	3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Asia- Pacific Income Fund, Inc.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director

Peter D. Sacks‡ c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 63	Class II Director/ Nominee	Term expires 2009; Director since 1992	Mr. Sacks has been a Trustee of Aberdeen Funds since December 2007 and Managing Partner of Toron Capital Markets Inc. (investment management) since 1988.	30	Aberdeen Australia Equity Fund, Inc.; Aberdeen Asia- Pacific Income Fund, Inc.; Aberdeen Funds
Class III Directors (Term expiring at the Annual Meeting to be held in 2010)

Interested Director

Martin J. Gilbert** Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Age: 53	Class III Director; Vice President	Term expires 2010; Director since 2001

Mr. Gilbert is one of the founding directors, and has been the Chief Executive and an Executive Director, of Aberdeen Asset Management PLC, the parent company of the Fund’s Investment Manager and Investment Adviser, since 1983. He is currently Vice President of the Fund, of Aberdeen Asia- Pacific Income Fund, Inc. and of Aberdeen Australia Equity Fund, Inc. He was President of the Fund, of Aberdeen

Asia-Pacific Income Fund, Inc. and of Aberdeen Australia Equity Fund, Inc. from February 2004 to March 2008. He was Chairman of the Board of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. from 2001 to September 2005. He has been a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991, a Director of Aberdeen Asset Management Limited, the Fund’s Investment Adviser, since 2000, and a Director of Aberdeen Asset Managers (C.I.) Limited, the Fund’s former investment manager, from 2000 to 2005. He has been a Director since 1995, and was President since Septedmber 2006 of Aberdeen Asset Management Inc., the Fund’s administrator. Mr. Gilbert has also served as Trustee of Aberdeen Funds since December 2007.

				29	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Funds

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Director

Neville J. Miles†† c/o Ballyshaw Pty. Ltd. 62 Caledonia Street Paddington NSW 2021 Australia Age: 62	Class III Director	Term expires 2010; Director since 1999	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He also is a non-executive director of a number of Australian companies. He is Chairman of the Board of Directors of Aberdeen Australia Equity Fund, Inc. Mr. Miles served as Chief Executive Officer of Pulse International Pty. Ltd. (financial transaction processing) from 2004 through 2006.	3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Asia-Pacific Income Fund, Inc.

Class I Directors (Term expiring at the Annual Meeting to be held in 2011)

Independent Directors

P. Gerald Malone° 48 Barmouth Road Wandsworth, London SW18 2DP United Kingdom Age: 58	Chairman of the Board; Class I Director	Term expires 2011; Director since 2005	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to two privately owned pharmaceutical companies. He is Chairman of the Board of Directors of Aberdeen Asia-Pacific Income Fund, Inc. and Chairman of the Board of Trustees of Aberdeen Funds. He also serves as a director of Regent-GM Ltd. (pharmaceutical manufacturing).	30	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Australia Equity Fund, Inc.; Aberdeen Funds

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director

John T. Sheehy‡‡ B.V. Murray and Company 666 Godwin Avenue, Suite 300 Midland Park, NJ 07432 Age: 66	Class I Director	Term expires 2011; Director since 1992	Mr. Sheehy has been a Trustee of Aberdeen Funds since December 2007, Managing Member of Pristine Capital Partners, LLC (venture capital) since 2007, Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, and Managing Member of The Value Group LLC (venture capital) since 1997.	30	Aberdeen Australia Equity Fund, Inc.; Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Funds

*

Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Funds have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser of the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

†	Mr. Potter is a member of the Contract Review Committee and the Nominating and Corporate Governance Committee.

‡	Mr. Sacks is a member of the Audit and Valuation Committee.

**	Mr. Gilbert is deemed to be an Interested Director of the Fund because of his affiliation with the Fund’s Investment Manager and Investment Adviser.

††

Mr. Miles is a member of the Contract Review Committee, the Audit and Valuation Committee and the Nominating and Corporate Governance Committee. He was elected by the holders of the Fund’s auction market preferred stock (“AMPS”) to serve as a Preferred Director for a one-year term expiring at the 2009 Annual Meeting; since the Fund’s AMPS were redeemed earlier this year and replaced by a loan facility with the Bank of Nova Scotia, the Fund will no longer have Preferred Directors. Pursuant to the provisions of the Fund’s bylaws and based on a recommendation by the Fund’s Nominating and Corporate Governance Committee, the Fund’s Board of Directors redesignated Mr. Miles as a Class III Director at its December 9, 2008 meeting.

°	Mr. Malone is a member of the Nominating and Corporate Governance Committee.

‡‡

Mr. Sheehy is a member of the Contract Review Committee and the Audit and Valuation Committee. He was elected by the holders of the Fund’s AMPS to serve as a Preferred Director for a one-year term expiring at the 2009 Annual Meeting of Stockholders; since the Fund’s AMPS were redeemed earlier this year and replaced by a loan facility with the Bank of Nova Scotia, the Fund will no longer have Preferred Directors. Pursuant to the provisions of the Fund’s bylaws and based on a recommendation by the Fund’s Nominating and Corporate Governance Committee, the Fund’s Board of Directors redesignated Mr. Sheehy as a Class I Director at its December 9, 2008 meeting.

Please also see the information contained below under the heading “Further Information Regarding Directors and Officers.”

The Board of Directors recommends that stockholders vote “FOR” the election of the Fund’s two nominees as Class II Directors to the Fund’s Board of Directors.

PROPOSAL 2: APPROVAL OF A NEW SUB-ADVISORY AGREEMENT AMONG THE FUND, ABERDEEN

ASSET MANAGEMENT ASIA LIMITED AND ABERDEEN ASSET MANAGEMENT INVESTMENT

SERVICES LIMITED

Introduction

At the Meeting, stockholders will be asked to approve the Sub-Advisory Agreement among the Fund, Aberdeen Asset Management Asia Limited and Aberdeen Asset Management Investment Services Limited (“Sub-Advisory Agreement”). The form of Sub-Advisory Agreement, which was considered and approved by the Fund’s Board of Directors, including a majority of the Independent Directors of the Fund on December 9, 2008 at a regularly scheduled meeting of the Board of Directors, is attached to this Proxy Statement as Exhibit A. The Sub-Advisory Agreement provides that Aberdeen Asset Management Investment Services Limited (“AAMISL” or “Sub-Adviser”) will manage that portion or all of the assets of the Fund that Aberdeen Asset Management Asia Limited, the Fund’s investment manager, allocates to it. A description of the Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit A. Some terms of the Sub-Advisory Agreement are summarized below.

Currently, AAMAL makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Fund’s Investment Adviser. In order to fulfill its obligations under its Investment Management Agreement with the Fund, AAMAL, pursuant to a Memorandum of Understanding, also utilizes the services of persons employed by Aberdeen Asset Management PLC and its subsidiaries (collectively, the “Aberdeen Group”), including certain of those persons located in London at unregistered investment advisory affiliates of the Aberdeen Group (“London Employees”). The Board determined to approve the Sub-Advisory Agreement with AAMISL, as it would result in the services provided to the Fund by the London Employees being supervised by a US registered investment adviser (AAMISL) located in London. By approving the Sub-Advisory Agreement, subject to the provisions of Section 15 of the 1940 Act, the Fund’s Board will be required to annually review the relationship between AAMAL and AAMISL and determine that such relationship remains in the best interest of the Fund. For business reasons, the London Employees are associated with, but not employed by, AAMISL. This arrangement will continue following the execution of the Sub-Advisory Agreement, with the London Employees providing services to AAMISL through a Memorandum of Understanding.

AAMISL—The Proposed Sub-Adviser

Aberdeen Asset Management Investment Services Limited, located at One Bow Churchyard, London, EC4M 9HH, is a United Kingdom corporation and was acquired by Aberdeen Asset Management PLC (“Aberdeen PLC”) in December 2005. AAMISL is a U.S. registered investment adviser and is also regulated in the United Kingdom by the Financial Services Authority. AAMISL provides equity and fixed income advisory services to US clients. AAMISL is a wholly-owned subsidiary of Aberdeen PLC, located at 10 Queen’s Terrace, Aberdeen, AB10 1YG. Aberdeen PLC is the parent company of an asset management group managing assets for both institutional and retail clients from offices around the world. As of October 31, 2008, Aberdeen PLC was 9.63% owned by its management and staff. As of October 31, 2008, Aberdeen PLC had approximately $167.5 billion in assets under management. As of October 31, 2008, AAMISL had approximately $1.227 billion in assets under management.

Exhibit B to this Proxy Statement provides information regarding the principal executive officers and directors of AAMISL. No officer or Director of the Fund is also an officer, employee or director of AAMISL. No Independent Director of the Fund owns any securities of, or has any other material direct or indirect interest in, AAMISL or any of its affiliates. Messrs. Bartlett, Gilbert and Murphy own shares of Aberdeen PLC. In addition, employees of Aberdeen PLC or its affiliates may receive, as a portion of their bonus, deferred shares of and/or stock options for Aberdeen PLC, which vest upon the occurrence of certain events.

It is also being proposed to the stockholders of Aberdeen Asia-Pacific Income Fund, Inc. (“FAX”), a US registered closed-end management investment company within the same family of investment companies of the Fund, that AAMISL be approved as a sub-adviser to that fund. As of October 31, 2008, FAX’s managed assets were $1.80 billion. Pursuant to an investment management agreement with FAX and Aberdeen Asset Management Asia Limited, the fund’s investment manager, AAMAL, is paid a fee, paid by the fund, at the annual rate of 0.65% of the fund’s average weekly Managed Assets up to $200 million, 0.60% of such assets between $200 million and $500 million, 0.55% of such assets between $500 million and $900 million, 0.50% of such assets between $900 million and $1,750 million and 0.45% of such assets in excess of $1,750 million, computed based upon Managed Assets determined at the end of each week and payable at the end of each calendar month. For purposes of this calculation, “Managed Assets” means total assets of the fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the fund’s investment objectives and policies, and/or (iv) any other means. Pursuant to an investment advisory agreement among FAX, AAMAL and Aberdeen Asset Management Limited, the fund’s investment adviser, AAML, is paid a fee, by AAMAL, computed at the annual rate of 0.25% of the fund’s average weekly Managed Assets up to $1,200 million and 0.20% of such assets in excess of $1,200 million and computed based upon the value of the Managed Assets determined at the end of each week and payable at the end of each calendar month. Neither AAML nor AAMAL has waived, reduced, or has otherwise agreed to reduce its compensation with respect to FAX under any applicable contracts.

For the fiscal year ended October 31, 2008, Aberdeen Asset Management Asia Limited, in its capacity as the Fund’s Investment Manager, received $981,436 from the Fund, Aberdeen Asset Management Limited, in its capacity as Investment Adviser to the Fund, received $385,166 from AAMAL, and Aberdeen Asset Management Inc., in its capacity as the Fund’s administrator and investor relations service provider, received $226,485 and $51,813, respectively, from the Fund.

The Sub-Advisory Agreement

Sub-advisory services.    Under the terms of the proposed Sub-Advisory Agreement, AAMISL agrees, subject to the supervision and control of the Investment Manager and the Fund’s Board, to manage the assets of the Fund entrusted to it by the Investment Manager under the Sub-Advisory Agreement (the “Sub-Adviser Assets”) in accordance with the Fund’s investment objective(s), policies, limitations and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time. AAMISL will also monitor on a continuous basis, pursuant to the terms of the Sub-Advisory Agreement, the performance of the Sub-Adviser Assets and conduct a continuous program of investment, evaluation, and if appropriate, sale and reinvestment of the Sub-Adviser Assets.

Compensation.    As compensation for its services under the Sub-Advisory Agreement, AAMISL will receive an annual fee paid monthly based on average weekly Managed Assets of the Fund allocated to it according to the following schedule: 0.17% on first $200 million; 0.16% between $200 million and up to $500 million; and 0.15% in excess of $500 million. If the Sub-Advisory Agreement is approved by the Fund’s stockholders, AAMISL will be paid for its services by the Investment Manager from its fee as investment manager to the Fund. The overall investment management and advisory fees paid by the Fund will not change as a result of the approval of the Sub-Advisory Agreement.

Duration of the Sub-Advisory Agreement.    If approved by stockholders of the Fund at the Meeting, the Sub-Advisory Agreement will have an initial term ending September 30, 2010 (unless sooner terminated) and shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by the Fund’s Board of Directors or by a vote of “a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act); provided further that in either event its continuance also is approved by a majority of the Fund’s Independent Directors, by a vote cast in person at a meeting called for the purpose of voting on such approval. A vote of “a majority of the outstanding voting securities” of the Fund means “a vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.”

Termination of the Sub-Advisory Agreement.    The Sub-Advisory Agreement will automatically terminate upon assignment by any party or upon the termination of the Investment Management Agreement between the Fund and AAMAL. The Sub-Advisory Agreement is also terminable, without penalty, by (a) a vote of a majority of the Fund’s Board of Directors, or by a 1940 Act Majority, or by the Investment Manager, in each case, upon written notice to the Sub-Adviser; (b) any party to the Agreement immediately upon written notice to the other parties in the event of a breach of any provision of the Sub-Advisory Agreement by either of the other parties; or (c) AAMISL upon 90 days’ written notice to the Investment Manager and the Fund.

Expenses.    AAMISL is obligated to pay all expenses (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Fund to be borne by the Fund) and overhead incurred by it in connection with the performance of its services under the Sub-Advisory Agreement. The Sub-Adviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Sub-Adviser shall not be responsible for the Fund’s or the Investment Manager’s expenses. The Fund or the Investment Manager, as the case may be, shall reimburse AAMISL for any expenses of the Fund or the Investment Manager as may be reasonably incurred by AAMISL on behalf of the Fund or the Investment Manager. The Fund bears certain other expenses incurred in its operation. The services of AAMISL are not deemed to be exclusive and nothing in the Sub-Advisory Agreement prevents it or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objective and policies are similar to those of the Fund) or from engaging in other activities.

Liability of AAMISL.    Under the Sub-Advisory Agreement, AAMISL will be liable for its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

Brokerage and Transactions.    Under the Sub-Advisory Agreement, in the selection of a broker or dealer and the placing of orders, AAMISL shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain for the Fund the most favorable price and execution available, the Sub-Adviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the broker or dealer involved, and the quality of service rendered by the broker or dealer in other transactions. Neither the Fund nor the Investment Manager shall instruct the Sub-Adviser to place orders with any particular broker(s) or dealer(s) with respect to the Sub-Adviser Assets. Subject to such policies as the Fund’s Directors may determine, or as may be mutually agreed to by the Investment Manager and the Sub-Adviser, the Sub-Adviser is authorized but not obligated to cause, and shall not be deemed to have acted unlawfully or to have breached any duty created by the Sub-Advisory Agreement or otherwise solely by reason of its having caused, the Fund to pay a broker or dealer that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”)) to the Sub-Adviser an amount of commission for effecting a Sub-Adviser Assets’ investment transaction that is in excess of the amount of commission that another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibility of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion and that the total commissions paid by the Fund with respect to Sub-Adviser Assets will be reasonable in relation to the benefits to the Fund in the long term.

Under the Sub-Advisory Agreement, if AAMISL deems the purchase or sale of a security to be in the best interests of the Fund with respect to the Sub-Adviser Assets as well as its other clients, AAMISL, to the extent permitted by applicable laws and regulations, and subject to any applicable procedures adopted by the Board of Directors, may, but is not required to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased and the expenses incurred in the transaction will be made by AAMISL in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and such other clients. It is recognized that in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund with respect to the Sub-Adviser Assets. The Sub-Adviser and any affiliated person of the Sub-Adviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, the Sub-Adviser or any affiliated person of the Sub-Adviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Investment Advisers Act of 1940, as amended, and the rules and regulations promulgated thereunder.

Background and Board Considerations

On December 9, 2008, the Fund’s Contract Review Committee met to consider the proposed sub-advisory arrangement with AAMISL and the Sub-Advisory Agreement. Based on the materials presented, the Contract Review Committee determined to recommend to the Fund’s Board of Directors that it approve the proposed sub-advisory arrangement with AAMISL and the Sub-Advisory Agreement, as presented in the Board’s materials. To assist the Board in its consideration of the Sub-Advisory Agreement, as discussed below, the Board received and considered extensive information about AAMISL and the resources that it intends to commit to the Fund. The Board of Directors also relied on information previously provided in connection with its annual review of the Fund’s Investment Management Agreement and Investment Advisory Agreement. This information, which was discussed at the Board’s September 9, 2008 meeting, included a description of the nature, extent and quality of the services to be provided to the Fund by AAMAL and AAML; the investment performance of the Fund; the costs of the services to be provided and the profitability to AAMAL and AAML from providing such services to the Fund; and the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board of Directors noted that (1) the terms of the Sub-Advisory Agreement are consistent with the terms of the Investment Management and Investment Advisory Agreements previously considered and determined to be in the best interest of the Fund; (2) substantially all of the same London Employees of the Aberdeen Group who currently provide investment advisory services to the Fund would continue to provide the same services for the Fund’s Sub-Adviser Assets pursuant to a Memorandum of Understanding; and (3) the overall scope of the services provided to the Fund and the standard of care applicable to those services would be the same.

The Board conducted a thorough review of the potential implications of the Sub-Advisory Agreement for the Fund’s stockholders and was assisted in this review by independent legal counsel to the Fund’s Independent Directors. After consideration and discussion, the Board, including the Independent Directors, unanimously approved the Sub-Advisory Agreement, and directed that the Agreement be submitted to the Fund’s stockholders for their consideration.

In approving the terms of the Sub-Advisory Agreement, the Board considered the following factors, among others:

•

The fees paid by the Fund in connection with investment management and advisory services would not change as a result of approving the sub-advisory arrangement with AAMISL and implementing the Sub-Advisory Agreement. The overall scope of services provided to the Fund and the standard of care applicable to those services would remain the same.

•

The terms of the Sub-Advisory Agreement are consistent with the terms of the Investment Management and Investment Advisory Agreements previously considered by the Board and determined to be in the best interests of stockholders on September 9, 2008. The Board considered the fee payable to AAMISL by the Investment Manager under the Sub-Advisory Agreement and concluded that such fee is fair and reasonable in light of the services to be provided and the quality of services provided by the London Employees historically.

•

The benefits that will be received by the Fund and its stockholders resulting from the approval of the Sub-Advisory Agreement. Specifically, the continuing access through AAMISL for the London Employees’ expertise with respect to derivative trading and reverse repurchase transactions on behalf of the Fund, the greater formalization of the advisory services provided by the London Employees by entering into the Sub-Advisory Agreement which is subject to the requirements of Section 15 of the 1940 Act, and the services of AAMISL’s Chief Compliance Officer.

•	The compliance policies and procedures of AAMISL, including its Code of Ethics, and the interaction among compliance personnel within the Aberdeen Group, including AAMISL’s Chief Compliance Officer.

•	The resources and operations of the Aberdeen Group, including the experience and professional qualifications of Aberdeen personnel that would be providing compliance and other services to the Fund.

•	The Investment Manager’s commitment to pay half the costs associated with obtaining stockholder approval of the Sub-Advisory Agreement.

Based on all of the foregoing, the Board and the Independent Directors, voting separately, concluded that the Sub-Advisory Agreement was in the best interest of the Fund.

The Board of Directors, including the Independent Directors, recommends that stockholders vote “FOR” the approval of the new Sub-Advisory Agreement among the Fund, Aberdeen Asset Management Asia Limited and Aberdeen Asset Management Investment Services Limited.

FURTHER INFORMATION REGARDING DIRECTORS AND OFFICERS

Officers of the Fund

The names of the officers of the Fund who are not Directors, and their addresses, ages and principal occupations during the past five years, are provided in the table below:

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Vincent Esposito** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Age: 52	President	Since 2008	Currently, Head of North American Mutual Funds for Aberdeen Asset Management Inc. Previously, Managing Director, Deutsche Asset Management (2003-2007); President and Principal Executive Officer of The DWS Scudder Family of Funds, President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (2003-2005) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc., The Korea Fund and The Global Commodities Stock Fund (2004-2005) (registered investment companies); formerly, Managing Director, Putnam Investments (1991-2002).

William Baltrus** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Age: 41	Vice President	Since 2008	Currently, Director of U.S. Fund Services, U.S. Mutual Funds for Aberdeen Asset Management Inc. Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000-2007.

Gary Bartlett*** Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Age: 49	Vice President	Since 2008	Currently, US Chief Executive Officer (2006-Present) and Director (2005-Present) and Head of Fixed Income (2006-2007) for Aberdeen Asset Management Inc. Global Head of Fixed Income (2007-Present) Aberdeen Asset Management PLC. Previously, Portfolio Manager, Deutsche Asset Management (1992-December 2005).

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Kevin Daly Aberdeen Asset Managers Limited One Bow Churchyard London EC4 M9HH United Kingdom Age: 48	Vice President	Since 2008	Currently, Portfolio Manager on Emerging Markets Fixed Income Team (since 2007); previously, Credit Market Analyst for Standard & Poor’s London (1997-2007).

Anthony Michael**** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Squire Two Singapore 049480 Age: 45	Vice President	Since 2008	Currently, Head of Fixed Income – Asia for Aberdeen Asset Management Asia Limited. Mr. Michael joined Aberdeen through the acquisition of Deutsche Asset Management’s Australian Fixed Income business in June 2007. Previously, Mr. Michael was Director and Senior Portfolio Manager at Deutsche (2002-2007).

John Murphy Aberdeen Asset Management PLC One Bow Churchyard London EC4M 9HH United Kingdom Age: 45	Vice President	Since 2008	Currently, Portfolio Manager, Aberdeen Asset Management PLC since December 2005. Prior to that, Mr. Murphy was a Portfolio Manager at Deutsche Asset Management (1984-2005).

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Age: 30	Vice President	Since 2008	Currently, Head of Legal and Compliance US, Vice President and Secretary for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003-2006). Ms. Nichols graduated in 2003 with a J.D. from the University of Virginia School of Law.

Timothy Sullivan** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Age: 47	Vice President	Since 2008	Currently, Senior Product Manager Collective Funds/North American Mutual Funds and Vice President of Aberdeen Asset Management Inc. Mr. Sullivan was Assistant Treasurer of the Fund (from June 2001 to March 2008). Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Vincent McDevitt** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Age: 42	Vice President– Compliance	Since 2008

Currently, Chief Compliance Officer – Registered Funds for Aberdeen Asset Management Inc. Mr. McDevitt joined Aberdeen Asset Management Inc. in January 2008. He has ten years experience in the investment securities industry. Formerly with ING Clarion Real Estate Securities LP (from 2006 to 2007), Turner Investment Partners, Inc. (from 2004 to 2006) and the Vanguard Group (from 1998 to 2004).

Megan Kennedy** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Age: 34	Treasurer, Principal Accounting Officer	Since 2008	Currently, Treasurer & Chief Financial Officer Collective Funds/North American Mutual Funds for Aberdeen Asset Management Inc. She served as Assistant Treasurer of the Fund (from March 2008 to September 2008). Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Kennedy was a Private Equity Manager with PFPC (2002-2005).

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Age: 37	Secretary	Since 2008	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000-2007).

*

Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of stockholders. The officers were last elected on March 11, 2008, except for Messrs. Daly, McDevitt and Murphy, who were elected on June 11, 2008, and Mr. Baltrus and Ms. Kennedy, who were elected on September 9, 2008.

**

Messrs. Baltrus, Esposito, McDevitt and Sullivan and Mses. Kennedy, Nichols and Sitar hold the same position(s) with Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc., both of which may be deemed to be a part of the same “Fund Complex” as the Fund. Messrs. Baltrus, Esposito and McDevitt and Mses. Kennedy, Nichols and Sitar hold officer positions with the Aberdeen Funds, which may be deemed to be part of the same “Fund Complex” as the Fund.

***

Mr. Bartlett holds the same position with Aberdeen Asia-Pacific Income Fund, Inc., and acts as an Interested Trustee of the Aberdeen Funds both of which may be deemed to be a part of the same “Fund Complex” as the Fund.

****	Mr. Michael holds the same position with Aberdeen Asia-Pacific Income Fund, Inc. which may be deemed to be a part of the same “Fund Complex” as the Fund.

Ownership of Securities

As of October 31, 2008, the Fund’s Directors and executive officers, as a group, owned less than 1% of the Fund’s outstanding shares of common stock. The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Directors and executive officers.

As of October 31, 2008, the dollar range of equity securities owned beneficially by each Director in the Fund and in any registered investment companies overseen by the Director within the same family of investment companies as the Fund was as follows:

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director or Nominee in Family of Investment Companies*

Interested Director
Martin J. Gilbert	$1 to $10,000	$10,001 to $ 50,000

Independent Directors
P. Gerald Malone	$1 to $10,000	$10,001 to $ 50,000
Neville J. Miles	$1 to $10,000	$10,001 to $ 50,000
William J. Potter	$1 to $10,000	$10,001 to $ 50,000
Peter D. Sacks	$1 to $10,000	$50,001 to $100,000
John T. Sheehy	$1 to $10,000	$10,001 to $ 50,000

*

Aggregate Dollar Range shown includes equity securities of the Fund, and of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc., all of which may be deemed to be in the same Family of Investment Companies as the Fund.

As of October 31, 2008, none of the Independent Directors or their immediate family members owned any shares of the Investment Manager or Investment Adviser or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Manager or Investment Adviser.

Mr. Esposito and Ms. Kennedy serve as executive officers of the Fund. As of October 31, 2008, Mr. Esposito and Ms. Kennedy each owned no shares of the Fund’s common stock. Until September 2008, Mr. Joseph Malone served as an executive officer of the Fund and owned no shares of the Fund’s common stock. Until March 2008, Mr. Alan Goodson served as an executive officer of the Fund and owned no shares of the Fund’s common stock. Until March 2008, Mr. Martin Gilbert served as an executive officer of the Fund.

Committees of the Board of Directors

Current Committees and Members

The Board of Directors has a standing Audit and Valuation Committee, Contract Review Committee, and Nominating and Corporate Governance Committee, each of which is composed entirely of Independent Directors. Each member is also “independent” within the meaning of the NYSE Alternext US LLC (“NYSE Alternext”) listing standards.

Audit and Valuation Committee

The Audit and Valuation Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), is responsible for the selection and engagement of the Fund’s independent registered public accounting firm (subject to ratification by the Fund’s Independent Directors), pre-approves and reviews both the audit and non-audit work of the Fund’s independent registered public accounting firm, and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters. The members of the Fund’s Audit and Valuation Committee are Messrs. Neville J. Miles, Peter D. Sacks and John T. Sheehy.

The Board of Directors has adopted an Audit Charter and a Valuation Charter for its Audit and Valuation Committee. A copy of the Audit and Valuation Committee’s Audit Charter was included as an appendix to the Fund’s proxy statement in 2007.

The Audit and Valuation Committee oversees the activities of the Fund’s Pricing Committee and performs the responsibilities assigned to the Audit and Valuation Committee in the Fund’s Valuation and Liquidity Procedures, such as overseeing the implementation of the Fund’s Valuation and Liquidity Procedures. The Board of Directors has delegated to the Audit and Valuation Committee the responsibility of determining the fair value of the Fund’s securities or other assets in situations set forth in the Valuation and Liquidity Procedures.

Contract Review Committee

The Contract Review Committee reviews and makes recommendations to the Board of Directors with respect to entering into, renewing or amending the Fund’s management agreement, advisory agreement, administration agreement, investor relations services agreement and other agreements. The members of the Fund’s Contract Review Committee are Messrs. Neville J. Miles, William J. Potter and John T. Sheehy.

Nominating and Corporate Governance Committee; Consideration of Potential Director Nominees

The Nominating and Corporate Governance Committee recommends nominations for membership on the Board of Directors and reviews and evaluates the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Fund’s Investment Manager and Investment Adviser and other principal service providers. The Committee generally meets twice annually to identify and evaluate nominees for director and makes its recommendations to the Board at the time of the Board’s December meeting. The Committee also periodically reviews director compensation and will recommend any appropriate changes to the Board as a group. The Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The Board of Directors has adopted a Nominating and Corporate Governance Committee Charter. a copy of which was included as an appendix to the Fund’s proxy statement in 2008. The members of the Fund’s Nominating and Corporate Governance Committee are Messrs. P. Gerald Malone, Neville J. Miles and William J. Potter.

The Committee may take into account a wide variety of factors in considering prospective director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) the candidate’s ability, judgment and expertise; and (vi) overall diversity of the Board’s composition. The Committee will consider potential director candidates recommended by Fund stockholders provided that: (i) the proposed candidates satisfy the director qualification requirements set forth in the Fund’s bylaws, and (ii) in addition to the procedures and requirements as are set forth in the Fund’s bylaws, the nominating stockholders comply with the Fund’s Policies for Consideration of Board Member Candidates Submitted by Fund Stockholders (the “Stockholder Nomination Policies”), a copy of which may be obtained from the Fund, by writing to Aberdeen Asset Management Inc., the Fund’s investor relations services provider, at 1735 Market Street, 37th Floor, Philadelphia, PA 19103, or by sending an e-mail to Aberdeen Asset Management Inc. at InvestorRelations@aberdeen-asset.com. The Stockholder Nomination Policies provide certain conditions that stockholder nominees must meet in order to be eligible for consideration by the Committee. The Stockholder Nomination Policies provide eligibility guidelines for stockholder nominees that take into account, among other things, the relationship between the nominating stockholder and the nominee. The Stockholder Nomination Policies also require nominating stockholders to meet certain qualifications with respect to their ownership of the Fund and certain regulatory reporting requirements. Finally, the Stockholder Nomination Policies impose certain procedural requirements for any stockholder submitting a nomination to the Committee. Other than compliance with the preceding requirements, the Committee will not otherwise evaluate stockholder director nominees in a different manner than other nominees and the standard of the Committee is to treat all equally qualified nominees in the same manner. The Committee may identify prospective director candidates from any reasonable source and has the ability to engage third-party search services for the identification and evaluation of potential nominees.

The Fund’s bylaws (Article III, Section 2(c)) contain provisions regarding minimum qualifications for directors. These include a requirement that, to qualify as a nominee for a directorship, each candidate, at the time of nomination, other than persons who were directors at the time of the adoption of the minimum qualifications, must possess at least the following specific minimum qualifications: (i) a nominee shall have at least five years’ experience in either investment management, economics, public accounting or Australian business; (ii) a nominee shall have a college undergraduate or graduate degree in economics, finance, business administration, accounting or engineering, or a professional degree in law, engineering, or medicine, from an accredited university or college in the United States, Australia, the United Kingdom, Canada or New Zealand, or the equivalent degree from an equivalent institution of higher learning in another country; and (iii) a nominee shall not have violated any provision of the U.S. federal or state securities laws, or comparable laws of another country. The Fund’s bylaws (Article II, Section 11) also contain advance notice provisions and general procedures with respect to the submission of proposals, including the nomination of directors. Stockholders who intend to propose potential director candidates must substantiate compliance with these requirements. The Fund’s Board of Directors recently amended the Fund’s bylaws in December 2008, with such enhancements including the information requirements set forth in the advance notice provisions, as well as a change to the notice period for stockholder nominations. Beginning with the 2010 Annual Meeting of Stockholders, notice of stockholder proposals must be provided to the Fund’s Secretary not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the preceding year’s proxy statement. Such an amendment synchronizes the advance notice timing under the Fund’s bylaws with those under the federal proxy rules. Any stockholder may obtain a copy of the Fund’s bylaws by calling the Investor Relations department of Aberdeen Asset Management Inc., the Fund’s investor relations services provider, toll-free at 1-800-522-5465, by sending an e-mail to Aberdeen Asset Management Inc. at InvestorRelations@aberdeen-asset.com.

Board and Committee Meetings in Fiscal 2008

During the Fund’s fiscal year ended October 31, 2008, the Board of Directors held four regular meetings and two special meetings; the Audit and Valuation Committee held two meetings; the Contract Review Committee held one meeting; and the Nominating and Corporate Governance Committee held three meetings. During such period, each incumbent Director attended at least 75% of the aggregate number of meetings of the Board of Directors and of all the Committees of the Board on which he served, with the exception of Mr. Martin J. Gilbert, who attended 67% of the Board meetings held in fiscal year ended October 31, 2008.

Communications with the Board of Directors

Stockholders who wish to communicate with Board members with respect to matters relating to the Fund may address their written correspondence to the Board as a whole or to individual Board members c/o Aberdeen Asset Management Inc., the Fund’s investor relations services provider, at 1735 Market Street, 37th Floor, Philadelphia, PA 19103, or may send e-mail correspondence to the Director(s) c/o Aberdeen Asset Management Inc. at InvestorRelations@aberdeen-asset.com.

Director Attendance at Annual Meetings of Stockholders

Generally, in the event that any of the Fund’s Directors are geographically close to the site of an annual meeting of stockholders at the time of such meeting, one or more of such Directors will attend the meeting. However, since a majority of the Fund’s Directors reside outside of the United States, the Fund recognizes that it would be impractical for most Directors to attend such meetings and would create a significant expense for the Fund. In light of the fact that the residences of most Directors are substantial distances from the location of the annual meetings of stockholders and that, historically, few stockholders have attended annual meetings in person, the Fund has not established a policy with respect to Director attendance at annual meetings of stockholders. No Directors attended the 2008 Annual Meeting of Stockholders.

Compensation of Directors and Officers

The following table sets forth information regarding compensation of Directors by the Fund and by the Fund Complex of which the Fund is a part for the fiscal year ended October 31, 2008. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation directly from the Fund or any other fund in the Fund Complex for performing their duties as officers or Directors, respectively.

Each Independent Director of the Fund receives a retainer fee of $19,000 per year and a fee of $2,000 per meeting for attendance at Board meetings. In addition, the Chairman of the Board receives a fee of $12,000 per year; the Chairman of the Contract Review Committee receives a fee of $5,000 per year; and the Chairman of the Audit and Valuation Committee receives a fee of $5,000 per year. There are no per meeting fees for attendance at meetings of the Board’s standing committees (Contract Review Committee, Audit and Valuation Committee, Nominating and Corporate Governance Committee). Members of ad hoc committees of the Board receive a fee of $500 per meeting attended and the Chairman of each ad hoc committee receives an additional fee of $500 per meeting attended. However, the fees for attendance at ad hoc committee meetings may be less than $500 per meeting, in certain instances where committee meetings are held jointly with committee meetings of other funds in the same Fund Complex.

Compensation Table

Fiscal Year Ended October 31, 2008

	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors*
Name of Director
David L. Elsum†	$14,000	N/A	N/A	$42,500	(3)
Martin J. Gilbert	$0	N/A	N/A	$0	(29)
P. Gerald Malone	$42,667	N/A	N/A	$146,467	(30)
William J. Potter	$31,500	N/A	N/A	$83,500	(3)
Peter D. Sacks	$28,433	N/A	N/A	$119,000	(30)
E. Duff Scott††	$12,100	N/A	N/A	$12,100	(1)
Warren C. Smith††	$13,000	N/A	N/A	$46,250	(27)

Preferred Directors
Neville J. Miles†††	$28,167	N/A	N/A	$102,667	(3)
Dr. Anton E. Schrafl††	$13,000	N/A	N/A	$25,500	(2)
John T. Sheehy†††	$35,667	N/A	N/A	$137,750	(30)

*	The number in parentheses indicates the total number of boards in the Fund Complex on which the Director serves or served at any time during the fiscal year ended October 31, 2008.

†	Mr. Elsum resigned from the Board of Directors, effective as of the Fund’s 2008 Annual Meeting of Stockholders.

††	The terms of Messrs. Scott and Smith and Dr. Schrafl expired at the 2008 Annual Meeting of Stockholders.

†††

Messrs. Miles and Sheehy were elected to serve one-year terms as Preferred Directors at the 2008 Annual Meeting of Stockholders; the Fund’s Board of Directors redesignated Mr. Miles as a Class III Director, and Mr. Sheehy as a Class I Director, at its meeting on December 9, 2008.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund’s officers, Directors, the Investment Manager and Investment Adviser, affiliates of the Investment Manager or Investment Adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s outstanding securities (“Reporting Persons”) to electronically file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the NYSE Alternext. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, and except as provided in the following sentence, the Fund believes that during the fiscal year ended October 31, 2008, its Reporting Persons complied with all applicable filing requirements. Messrs. John Murphy and Kevin Daly, each a Vice President of the Fund and an affiliate of the Investment Adviser, filed a Form 3 Initial Statement of Beneficial Ownership of the Fund’s securities subsequent to the 10-day period specified in the Form.

Relationship of Directors or Nominees with the Investment Manager and the Investment Adviser

Aberdeen Asset Management Asia Limited serves as the Investment Manager to the Fund and Aberdeen Asset Management Limited serves as the Investment Adviser to the Fund pursuant to a management agreement dated as of June 7, 2006 and an advisory agreement dated as of June 7, 2006, respectively. The Investment Manager is a Singapore corporation with its registered office located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. The Investment Manager is a wholly-owned subsidiary of Aberdeen Asset Management PLC, a Scottish company. The registered offices of Aberdeen Asset Management PLC are located at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. The Investment Adviser is an Australian corporation which is a wholly-owned subsidiary of the Investment Manager. The registered offices of the Investment Adviser are located at Level 6, 201 Kent Street, Sydney, NSW 2000, Australia. Mr. Martin Gilbert, a Director and Vice President of the Fund, also serves as a Director of the Investment Manager, a Director of the Investment Adviser, and as the Chief Executive and an Executive Director of Aberdeen Asset Management PLC. Mr. Gilbert is also a stockholder of Aberdeen Asset Management PLC.

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, serves as the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee at an annual rate equal to 0.15% of the Fund’s average weekly managed assets (which are defined as net assets plus the amount of any borrowings for investment purposes) between $0 to $600 million, computed based upon the value of managed assets determined at the end of each week, and 0.125% of such assets in excess of $600 million. AAMI is a Delaware corporation with its principal business office located at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania 19103. AAMI also provides investor relations services to the Fund under an investor relations services agreement, for a monthly retainer of $4,000, plus out-of-pocket expenses. Messrs. Bartlett, Gilbert and Sullivan, and Ms. Nichols, who serve as officers of the Fund, are also directors and/or officers of AAMI. See “Further Information regarding Directors and Officers—Officers of the Fund.”

REPORT OF THE AUDIT AND VALUATION COMMITTEE;

INFORMATION REGARDING THE FUND’S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Valuation Committee has selected, and the Fund’s Independent Directors have ratified the selection of, PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm, to audit the financial statements of the Fund for the fiscal year ending October 31, 2009.

Representatives from PwC are not expected to be present at the Meeting to make a statement or respond to questions from stockholders. However, such representatives are expected to be available by telephone to respond to questions raised by stockholders, if any, during the Meeting.

The Audit and Valuation Committee has received from PwC the written disclosures and the letter required by the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit and Valuation Committee concerning independence, and has discussed with PwC its independence. The Audit and Valuation Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain matters with PwC addressed by Statements on Auditing Standards Nos. 61 and 90. Based on the foregoing, the Audit and Valuation Committee recommended to the Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report to Stockholders for the fiscal year ended October 31, 2008. The members of the Audit and Valuation Committee are Messrs. Neville J. Miles, Peter D. Sacks and John T. Sheehy.

The following table sets forth the aggregate fees billed for professional services rendered by PwC to the Fund during the Fund’s two most recent fiscal years:

Fiscal year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2008	$105,800	$0	$7,600	$0
2007	$102,000	$21,250	$7,250	$0

All of the services described in the table above were approved by the Audit and Valuation Committee pursuant to its pre-approval policies and procedures (the “Pre-Approval Policies and Procedures”) which are summarized below. The tax fees were for the preparation of the Fund’s federal income tax returns.

For the fiscal year ended October 31, 2008, PwC UK billed Aberdeen PLC $325,800 primarily for audit-related services in connection with a SAS 70 review of Aberdeen PLC, which included the Investment Manager and Investment Adviser operations.

The Fund’s Audit and Valuation Committee has adopted Pre-Approval Policies and Procedures pursuant to which the Committee pre-approves all audit and non-audit services provided by the Fund’s independent registered public accounting firm (“Auditor”) and any non-audit services provided by the Auditor to the Fund’s Investment Manager, Investment Adviser and any entity controlling, controlled by, or under common control with the Fund’s Investment Manager or the Fund’s Investment Adviser that provides ongoing services to the Fund (“Service Affiliates”) during the period of the Auditor’s engagement to provide audit services to the Fund, if those services directly impact the Fund’s operations and financial reporting. Audit services include those typically associated with the annual audit such as evaluation of internal controls. Non-audit services include (i) certain services that are audit-related, such as consultations regarding financial accounting and reporting standards and confirmations required under the terms of the Fund’s AMPS, and (ii) tax services. Certain services may not be provided by the Auditor to the Fund or to the Fund’s Service Affiliates without jeopardizing the Auditor’s independence. These services are deemed prohibited services and include certain management functions; human resources services; broker-dealer, investment adviser or investment banking services; legal services; and expert services unrelated to the audit. Other services are conditionally prohibited and may be provided if the Audit and Valuation Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the client’s financial statements. These types of services include bookkeeping; financial information systems design and implementation; appraisal or valuation services; actuarial services; and internal audit outsourcing services.

The Pre-Approval Policies and Procedures require Audit and Valuation Committee approval of the engagement of the Auditor for each fiscal year and approval of the engagement by at least a majority of the Fund’s Independent Directors. In determining whether to engage the Auditor for its audit services, the Audit and Valuation Committee will consider the Auditor’s proposed fees for the engagement, in light of the scope and nature of the audit services that the Fund will receive. The Pre-Approval Policies and Procedures also permit the Audit and Valuation Committee to pre-approve the provisions of types or categories of permissible non-audit services for the Fund and its Service Affiliates on an annual basis at the time of the Auditor’s engagement and on a project-by-project basis. At the time of the annual engagement of the Fund’s Auditor, the Audit and Valuation Committee is to receive a list of the categories of expected non-audit services with a description and an estimated budget of fees. In its pre-approval, the Audit and Valuation Committee should determine that the provision of the service is consistent with, and will not impair, the ongoing independence of the Auditor and set any limits on fees or other conditions it finds appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit and Valuation Committee consistent with the same standards for determination and information.

The Audit and Valuation Committee may also appoint a Designated Member of the Committee to pre-approve non-audit services that have not been pre-approved or material changes in the nature or cost of any non-audit services previously pre-approved. Any actions by the Designated Member are to be ratified by the Audit and Valuation Committee by the time of its next regularly scheduled meeting. The Fund’s Pre-Approval Policies and Procedures are to be reviewed annually by the Audit and Valuation Committee and the Fund maintains a record of the decisions made by the Committee pursuant to those procedures.

ADDITIONAL INFORMATION

Expenses.    The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Proxy Statement will be borne by the Fund and AAMAL. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Fund, the Investment Manager, the Investment Adviser or the Fund’s administrator. The Altman Group has been retained to assist in the solicitation of proxies. The Altman Group will be paid a project fee of $5,500 and will be reimbursed for its related expenses. Total payments to The Altman Group are expected to be between approximately $9,000 and $14,000. The Fund will bear the costs of soliciting proxies with respect to Proposal 1; the Fund and the Investment Manager will each bear equal responsibility with respect to the costs of soliciting proxies associated with Proposal 2.

Solicitation and Voting of Proxies.    Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about January 16, 2009. As mentioned above, The Altman Group has been engaged to assist in the solicitation of proxies. As the meeting date approaches, certain stockholders of the Fund may receive a call from a representative of The Altman Group, if the Fund has not yet received their vote. Authorization to permit The Altman Group to execute proxies may be obtained by telephonic instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that Management of the Fund believes are reasonably designed to ensure that the identity of the stockholder casting the vote is accurately determined and that the voting instructions of the stockholder are accurately determined.

Any proxy given by a stockholder is revocable. A stockholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Fund, or by attending the Meeting and voting in person.

Beneficial Ownership.    To the best of the Fund’s knowledge, based upon filings made with the SEC as of December 22, 2008, no persons or group beneficially owned more than 5% of the voting securities of the Fund.

Stockholder Proposals.    If a stockholder intends to present a proposal, including the nomination of a director, at the Annual Meeting of Stockholders of the Fund to be held in 2010 and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the Secretary of the Fund at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and such proposal must be received by the Secretary no later than September 18, 2009.

Stockholders wishing to present proposals, including the nomination of a director, at the Annual Meeting of Stockholders of the Fund to be held in 2010 which they do not wish to be included in the Fund’s proxy materials must send written notice of such proposals to the Secretary of the Fund at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and such notice must be received by the Secretary no sooner than August 19, 2009 and no later than 5:00 p.m., Eastern Time, on September 18, 2009 in the form prescribed from time to time in the Fund’s bylaws.

OTHER BUSINESS

The Board of Directors of the Fund knows of no business that will be presented for consideration at the Meeting other than as set forth above. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their discretion.

By Order of the Board of Directors,

Lucia Sitar, Secretary

800 Scudders Mill Road

Plainsboro, New Jersey 08536

January 16, 2009

Exhibit A

FORM OF

SUB-ADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of the      day of                     , 200     (“Effective Date”), by and among ABERDEEN GLOBAL INCOME FUND, INC. (the “Fund”), a Maryland corporation, ABERDEEN ASSET MANAGEMENT ASIA LIMITED (the “Manager”) a Singapore corporation registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and ABERDEEN ASSET MANAGEMENT INVESTMENT SERVICES LIMITED, a United Kingdom corporation (the “Sub-Adviser”), and also registered under the Advisers Act.

WITNESSETH:

WHEREAS, the Fund is registered with the U.S. Securities and Exchange Commission (the “SEC”) as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Manager has, pursuant to an Investment Management Agreement with the Fund dated as of the 7th day of June, 2006 (the “IMA”), been retained to act as investment manager of the Fund;

WHEREAS, the Sub-Adviser represents that it is willing and possesses legal authority to render such services subject to the terms and conditions set forth in this Agreement;

WHEREAS, the Fund and the Manager each represent that the IMA permits the Manager to, at its expense, employ, consult, or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under the IMA, subject to the requirements of the 1940 Act; and

WHEREAS, the Manager desires to retain the Sub-Adviser to assist it in the provision of a continuous investment program for that portion of the Fund’s assets that the Manager will assign to the Sub-Adviser, and the Sub-Adviser is willing to render such services subject to the terms and conditions set forth in this Sub-Advisory Agreement,

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to the Fund:

1. Appointment as Sub-Adviser. The Manager hereby appoints the Sub-Adviser to act as sub-adviser to the Fund to manage that portion or all of the assets of the Fund that the Manager from time to time upon reasonable prior notice allocates to, and puts under the control of, the Sub-Adviser (the “Sub-Adviser Assets”) subject to the supervision of the Manager and the Board of Directors of the Fund and subject to the terms of this Agreement; and the Sub-Adviser hereby accepts such appointment. In such capacity, the Sub-Adviser shall be responsible for the investment management of the Sub-Adviser Assets. It is recognized that the Sub-Adviser and certain of its affiliates now act, and that from time to time hereafter may act, as investment adviser to one or more other investment companies and to fiduciary or other managed accounts and that the Manager and the Fund cannot object to such activities.

2. Duties of Sub-Adviser.

(a) Sub-Advisory Services. The Sub-Adviser is hereby authorized and directed and hereby agrees, subject to the stated investment objective, policies, limitations and restrictions of the Fund, as set forth in the Fund’s prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the “Registration Statement”) and shareholder reports and subject to the directions of the Manager and the Fund’s Board of Directors, to monitor on a continuous basis the performance of the

Sub-Adviser Assets and to conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Sub-Adviser Assets. The Manager agrees to provide the Sub-Adviser with such assistance as may be reasonably requested by the Sub-Adviser in connection with the Sub-Adviser’s activities under this Agreement, including, without limitation, providing information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund or the Fund’s affairs.

(b) Compliance with Applicable Laws, Governing Documents and Fund Compliance Procedures. In the performance of its services under this Agreement, the Sub-Adviser shall act in conformity with: (i) the Fund’s Registration Statement and investment objective, policies, limitations and restrictions; (ii) the Fund’s Articles of Incorporation and By-Laws as currently in effect and, as soon as practical after the Fund or the Manager notifies the Sub-Adviser thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the “Articles” and “By-Laws,” respectively); (iii) the policies and procedures for compliance by the Fund with the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act) provided to the Sub-Adviser (together, the “Fund Compliance Procedures”); and (iv) with the instructions and directions received in writing from the Manager or the Directors of the Fund. The Sub-Adviser in performing its services under this Agreement will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations. Without limiting the preceding sentence, the Manager promptly shall notify the Sub-Adviser as to any act or omission of the Sub-Adviser hereunder that the Manager reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Fund’s Articles and By-Laws, the Registration Statement and Fund Compliance Procedures, the instructions and directions received in writing from the Manager or the Directors of the Fund or the 1940 Act, the Code, and all other applicable federal and state laws and regulations. Notwithstanding the foregoing, the Manager shall remain responsible for ensuring the Fund’s overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations and the Sub-Adviser is only obligated to comply with this subsection (b) with respect to the Sub-Adviser Assets. The Manager will promptly provide the Sub-Adviser with a copy of the minutes of the meetings or resolutions of the Board of Directors of the Fund to the extent they may affect the Fund or the services of the Sub-Adviser, copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

Quarterly and annual tax compliance tests are performed to ensure that the Fund is in compliance with Subchapter M and Section 817(h) of the Code. In connection with such compliance tests, the Manager shall inform the Sub-Adviser at least ten (10) business days prior to a calendar quarter end if the Sub-Adviser Assets are out of compliance with the diversification requirements under either Subchapter M or Section 817(h). If the Manager notifies the Sub-Adviser that the Sub-Adviser Assets are not in compliance with such requirements noted above, the Sub-Adviser will take prompt action to bring the Sub-Adviser Assets back into compliance within the time permitted under the Code thereunder.

The Manager will provide the Sub-Adviser with reasonable advance notice of any change in the Fund’s investment objectives, policies, limitations and restrictions, and the Sub-Adviser shall, in the performance of its duties and obligations under this Agreement, manage the Sub-Adviser Assets consistent with such changes, as soon as practical after the Fund or the Manager notifies the Sub-Adviser thereof and provided that the Sub-Adviser has received prompt notice of the effectiveness of such changes from the Fund or the Manager. In addition to such notice, the Manager shall provide to the Sub-Adviser a copy of the document(s) reflecting such changes. The Manager acknowledges that the Fund will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Sub-Adviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Sub-Adviser to the Fund or to the Manager specifically for inclusion in such materials. The Sub-Adviser hereby agrees to provide to the Manager in a timely manner such information relating to the Sub-Adviser and its relationship to, and actions for, the Fund as may be required by the Fund or the Manager.

In order to assist the Fund and the Fund’s Chief Compliance Officer (the “Fund CCO”) to satisfy the requirements contained in Rule 38a-1 under the 1940 Act, the Sub-Adviser shall provide to the Fund CCO: (i) direct access to the Sub-Adviser’s chief compliance officer (the “Sub-Adviser CCO”), as reasonably requested by the Fund CCO; (ii) quarterly reports confirming that the Sub-Adviser has complied with the Fund Compliance Procedures in managing the Sub-Adviser Assets; and (iii) quarterly certifications that there were no Material Compliance Matters (as that term is defined by Rule 38a-1(e)(2)) that arose under the Fund Compliance Procedures that related to the Sub-Adviser’s management of the Sub-Adviser Assets. In addition, the Sub-Adviser will provide sub-certifications, upon request, with respect to Forms N-CSR and N-Q filings for the Fund.

(c) Sub-Adviser Compliance Policies and Procedures. The Sub-Adviser shall promptly provide the Fund CCO with copies of: (i) the Sub-Adviser’s policies and procedures for compliance by the Sub-Adviser with the Federal Securities Laws (together, the “Sub-Adviser Compliance Procedures”), and (ii) any material changes to the Sub-Adviser Compliance Procedures. The Sub-Adviser shall cooperate fully with the Fund CCO so as to facilitate the Fund CCO’s performance of the Fund CCO’s responsibilities under Rule 38a-1 to review, evaluate and report to the Fund’s Board of Directors on the operation of the Sub-Adviser Compliance Procedures, and shall promptly report to the Fund CCO any Material Compliance Matter arising under the Sub-Adviser Compliance Procedures involving the Sub-Adviser Assets. The Sub-Adviser shall provide to the Fund CCO: (i) quarterly reports confirming the Sub-Adviser’s compliance with the Sub-Adviser Compliance Procedures in managing the Sub-Adviser Assets, and (ii) certifications that there were no Material Compliance Matters involving the Sub-Adviser that arose under the Sub-Adviser Compliance Procedures that affected the Sub-Adviser Assets. At least annually, the Sub-Adviser shall provide a certification to the Fund CCO to the effect that the Sub-Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Sub-Adviser with the Federal Securities Laws.

(d) Voting of Proxies. The Manager hereby delegates to the Sub-Adviser the Manager’s discretionary authority to exercise voting rights with respect to the securities and other investments in the Sub-Adviser Assets and authorizes the Sub-Adviser to delegate further such discretionary authority to a designee identified in a notice given to the Fund and the Manager. The Sub-Adviser, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities in which the Sub-Adviser Assets may be invested from time to time, and shall not be required to seek or take instructions from, the Manager or the Fund or take any action with respect thereto. If both the Sub-Adviser and another entity managing assets of the Fund have invested the Fund’s assets in the same security, the Sub-Adviser and such other entity will each have the power to vote its pro rata share of the Fund’s security.

The Sub-Adviser has established a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act. The Sub-Adviser has provided the Manager a copy of such procedure and has established a process for the timely distribution of the Sub-Adviser’s voting record with respect to the Fund’s securities and other information necessary for the Fund to complete information Form N-PX under the 1940 Act, Form N-Q under the 1940 Act, and Form N-CSR under the 1940 Act, respectively.

(e) Agent. Subject to any other written instructions of the Manager or the Fund, the Sub-Adviser is hereby appointed the Manager’s and the Fund’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Sub-Adviser Assets. The Sub-Adviser agrees to provide the Manager and the Fund with copies of any such agreements executed on behalf of the Manager or the Fund.

(f) Brokerage. The Sub-Adviser is authorized, subject to the supervision of the Manager and the plenary authority of the Fund’s Board of Directors, to establish and maintain accounts on behalf of the Fund with, and place orders for the investment and reinvestment, including without limitation purchase and sale of the Sub-Adviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Sub-Adviser)

or dealers (collectively “Brokers”) as the Sub-Adviser may elect and negotiate commissions to be paid on such transactions. The Sub-Adviser, however, is not required to obtain the consent of the Manager or the Fund’s Board of Directors prior to establishing any such brokerage account. The Sub-Adviser shall place all orders for the purchase and sale of portfolio investments for the Fund’s account with Brokers selected by the Sub-Adviser. In the selection of such Brokers and the placing of such orders, the Sub-Adviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain for the Fund the most favorable price and execution available, the Sub-Adviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the Broker involved, and the quality of service rendered by the Broker in other transactions. Notwithstanding the foregoing, neither the Fund nor the Manager shall instruct the Sub-Adviser to place orders with any particular Broker(s) with respect to the Sub-Adviser Assets. Subject to such policies as the Directors may determine, or as may be mutually agreed to by the Manager and the Sub-Adviser, the Sub-Adviser is authorized but not obligated to cause, and shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused, the Fund to pay a Broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”)) to the Sub-Adviser an amount of commission for effecting a Sub-Adviser Assets’ investment transaction that is in excess of the amount of commission that another Broker would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular transaction or the overall responsibility of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion and that the total commissions paid by the Fund with respect to Sub-Adviser Assets will be reasonable in relation to the benefits to the Fund in the long term.

It is recognized that the services provided by such Brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser’s services to other clients. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund with respect to the Sub-Adviser Assets as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, and subject to any applicable procedures adopted by the Board of Directors, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients. It is recognized that in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund with respect to the Sub-Adviser Assets.

(g) Securities Transactions. The Sub-Adviser and any affiliated person of the Sub-Adviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, the Sub-Adviser or any affiliated person of the Sub-Adviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

The Sub-Adviser acknowledges that the Manager and the Fund may rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Adviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Sub-Adviser Assets or any other transactions of Fund assets.

The Sub-Adviser, on its own behalf and with respect to its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. Every quarter, the Sub-Adviser will comply with the reporting requirements of Rule 17j-1, which may include either (i) certifying to the Manager that the Sub-Adviser and its Access Persons have complied with the Sub-Adviser’s Code of Ethics with respect to the Sub-Adviser Assets or (ii) identifying any violations which have occurred with respect to the Sub-Adviser Assets. The Sub-Adviser will have also submitted its Code of Ethics for its initial approval by the Board of Directors no later than the date of execution of this agreement and subsequently within six months of any material change thereto.

(h) Books and Records. The Sub-Adviser shall maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Sub-Adviser Assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records which it maintains for the Fund upon request by the Fund (except that the Sub-Adviser, at its own expense, is entitled to make and keep a copy of the Fund’s Records for its internal files). The Fund’s Records shall be available to the Manager or the Fund at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Manager during any day that the Fund is open for business as set forth in the Registration Statement.

(i) Information Concerning Sub-Adviser Assets and Sub-Adviser. From time to time as the Manager or the Fund reasonably may request in good faith, the Sub-Adviser will furnish the requesting party reports on portfolio transactions and reports on the Sub-Adviser Assets, all in such reasonable detail as the parties may reasonably agree in good faith. The Sub-Adviser will also inform the Manager prior to any such change of material changes in portfolio managers responsible for Sub-Adviser Assets, any changes in the ownership or management of the Sub-Adviser, or of material changes in the control of the Sub-Adviser. Upon the Fund’s or the Manager’s reasonable request, the Sub-Adviser will make available its officers and employees to meet with the Fund’s Board of Directors to review the Sub-Adviser Assets via telephone on a quarterly basis and on a less frequent basis as agreed upon by the parties in person.

Subject to the other provisions of this Agreement, the Sub-Adviser will also provide such information or perform such additional acts with respect to the Sub-Adviser Assets as are reasonably required for the Fund or the Manager to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act of 1933, as amended, and any rule or regulation thereunder.

(j) Custody Arrangements. The Fund or the Manager shall notify the Sub-Adviser of the identities of its custodian banks and the custody arrangements therewith with respect to the Sub-Adviser Assets and shall give the Sub-Adviser written notice of any changes in such custodian banks or custody arrangements. The Sub-Adviser shall on each business day provide the Manager and the Fund’s custodian such information as the Manager and the Fund’s custodian may reasonably request in good faith relating to all transactions concerning the Sub-Adviser Assets. The Fund shall instruct its custodian banks to (A) carry out all investment instructions as may be directed by the Sub-Adviser with respect to the Sub-Adviser Assets (which instructions may be orally given if confirmed in writing); and (B) provide the Sub-Adviser with all operational information necessary for the Sub-Adviser to trade the Sub-Adviser Assets on behalf of the Fund. The Sub-Adviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Sub-Adviser properly authorized (pursuant to written instruction by the Manager) to give such instructions.

(k) Valuation of Sub-Adviser Assets. The Sub-Adviser agrees to monitor the Sub-Adviser Assets and to notify the Manager or its designee on any day that the Sub-Adviser determines that a significant event has occurred with respect to one or more securities held in the Sub-Adviser Assets. As requested by the Manager or the Fund’s Valuation Committee, the Sub-Adviser hereby agrees to provide additional assistance to the Valuation Committee of the Fund, the Manager and the Fund’s pricing agents in valuing Sub-Adviser Assets held in the portfolio. Such assistance may include fair value pricing of portfolio securities, as requested by the Manager. The Sub-Adviser agrees that it will act, at all times, in accordance with the Fund’s Valuation Procedures, and will provide such certifications or sub-certifications relating to its compliance with the Fund’s Valuation Procedures as reasonably may be requested, from time to time, by the Manager or the Fund. The Sub-Adviser agrees that it will regularly reconcile its portfolio holdings list for the Fund against the portfolio holdings list provided by the Fund’s service providers and alert the Manager in the event that the Sub-Adviser’s list does not match the list provided by the Fund’s service providers.

The Sub-Adviser also will provide such information or perform such additional acts as are customarily performed by a Sub-Adviser and may be required for a Fund or the Manager to comply with their respective obligations under applicable federal securities laws, including, without limitation, the 1940 Act, the Advisers Act, the 1934 Act, the Securities Act, and any rule or regulation thereunder.

3. Independent Contractor. In the performance of its services hereunder, the Sub-Adviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Fund or the Manager in any way or otherwise be deemed an agent of the Fund, the Fund or the Manager.

4. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses and overhead incurred by it in connection with its activities under this Agreement. The Sub-Adviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Sub-Adviser shall not be responsible for the Fund’s or the Manager’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund and any losses incurred in connection therewith, expenses of holding or carrying Sub-Adviser Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Sub-Adviser Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Sub-Adviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, Registration Statements, stock certificates and distribution of dividends; charges of the Fund’s custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund’s portfolio securities; fees and expenses of non-interested Directors; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses of the Fund. The Fund or the Manager, as the case may be, shall reimburse the Sub-Adviser for any expenses of the Fund or the Manager as may be reasonably incurred by such Sub-Adviser on behalf of the Fund or the Manager. The Sub-Adviser shall keep and supply to the Fund and the Manager reasonable records of all such expenses.

5. Compensation. For services provided pursuant to this Agreement, the Sub-Adviser is entitled to the fee listed for the Fund on Exhibit A hereto. Such fees will be computed weekly and paid no later than the twentieth (20th) business day following the end of each month, from the Manager, calculated at an annual rate based on the Sub-Adviser Assets’ average weekly Managed Assets.

For purposes of this calculation, “Managed Assets” shall mean total Sub-Adviser Assets, e.g. amount of net assets of the Fund plus the amount of any borrowings on such amount for investment purposes which are allocated to the Sub-Adviser for management. If this Agreement shall be effective for only a portion of a month with respect to the Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

6. Representations and Warranties of Sub-Adviser. The Sub-Adviser represents and warrants to the Manager and the Fund as follows:

(a) The Sub-Adviser is registered as an investment adviser under the Advisers Act;

(b) The Sub-Adviser is registered as a Commodity Trading Advisor under the Commodity Exchange Act, as amended (the “CEA”), with the Commodity Futures Trading Commission (the “CFTC”), or is not required to file such registration;

(c) The Sub-Adviser is a corporation duly organized and operating under the laws of the United Kingdom with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(d) The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary actions of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser; and

(e) The Form ADV of the Sub-Adviser provided to the Manager and the Fund is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Manager, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

7. Representations and Warranties of Manager. The Manager represents and warrants to the Sub-Adviser as follows:

(a) The Manager is registered as an investment adviser under the Advisers Act;

(b) The Manager is registered as a Commodity Trading Advisor under the Commodity Exchange Act, as amended (the “CEA”), with the Commodity Futures Trading Commission (the “CFTC”), or is not required to file such registration;

(c) The Manager is a company duly organized and validly existing under the laws of Singapore with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(d) The execution, delivery and performance by the Manager of this Agreement are within the Manager’s powers and have been duly authorized by all necessary action on the part of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Manager for the execution, delivery and performance by the Manager of this Agreement, and the execution, delivery and performance by the Manager of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Manager’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Manager;

(e) The Form ADV of the Manager provided to the Sub-Adviser and the Fund is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Manager, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(f) The Manager acknowledges that it received a copy of the Sub-Adviser’s Form ADV prior to the execution of this Agreement; and

(g) The Manager and the Fund have duly entered into the IMA pursuant to which the Manager may, at its expense, employ, consult, or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under the IMA.

8. Representations and Warranties of the Fund. The Fund represents and warrants to the Manager and the Sub-Adviser as follows:

(a) The Fund is a corporation duly formed and validly existing under the laws of the State of Maryland with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(b) The Fund is registered as an investment company under the 1940 Act and has elected to qualify and has qualified as a regulated investment company under the Code, and the Fund’s shares are registered under the Securities Act;

(c) The execution, delivery and performance by the Fund of this Agreement are within the Fund’s powers and have been duly authorized by all necessary action on the part of the Fund and its Board of Directors, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Fund for the execution, delivery and performance by the Manager of this Agreement, and the execution, delivery and performance by the Fund of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Fund’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Fund; and

(d) The Fund acknowledges that it received a copy of the Sub-Adviser’s Form ADV prior to the execution of this Agreement.

9. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Sub-Adviser, the Manager and the Fund pursuant to the recitals above and Sections 6, 7 and 8, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material respects.

10. Liability. The Sub-Adviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but otherwise, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser or a reckless disregard of its duties hereunder, the Sub-Adviser, each of its affiliates and all respective partners, officers, directors and employees (“Affiliates”) and each person, if any, who within the meaning of the Securities Act controls the Sub-Adviser (“Controlling Persons”) other than the Manager, if any, shall not be subject to any expenses or liability to the Manager, any other subadviser to the Fund or the Fund or any of its shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of Sub-Adviser Assets, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in

Section 36(b)(3) of the 1940 Act). The Manager shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 10(c) below), in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager or a reckless disregard of its duties hereunder, the Manager, any of its Affiliates and each of the Manager’s Controlling Persons, if any, shall not be subject to any liability to the Sub-Adviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Sub-Adviser Assets. Notwithstanding the foregoing, nothing herein shall relieve the Manager and the Sub-Adviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws and the CEA.

11. Duration and Termination.

(a) Duration. Unless sooner terminated, this Agreement shall continue until September 30, 2010, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by the Fund’s Board of Directors or a vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided further that in either event its continuance also is approved by a majority of the Fund’s Directors who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b) Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to the Fund, without payment of any penalty:

(i) By vote of a majority of the Fund’s Board of Directors, or by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), or by the Manager, in each case, upon written notice to the Sub-Adviser;

(ii) By any party hereto immediately upon written notice to the other parties in the event of a breach of any provision of this Agreement by either of the other parties; or

(iii) By the Sub-Adviser upon 90 days’ written notice to the Manager and the Fund.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the IMA.

12. Duties of the Manager. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the IMA and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the Manager to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Fund.

13. Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Fund’s Board of Directors or by a vote of a majority of the outstanding voting securities of the Funds (as required by the 1940 Act), and (b) the vote of a majority of those Directors of the Fund who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

14. Confidentiality. Subject to the duties of the Manager, the Fund and the Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Fund and the actions of the Sub-Adviser, the Manager and the Fund in respect thereof; except to the extent:

(a) Authorized. The Manager or the Fund has authorized such disclosure;

(b) Court or Regulatory Authority. Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

(c) Publicly Known Without Breach. Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

(d) Already Known. Such information already was known by the party prior to the date hereof;

(e) Received From Third Party. Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Fund’s custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or

(f) Independently Developed. The party independently developed such information.

15. Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(a)	If to the Sub-Adviser:

Aberdeen Asset Management Investment Services Limited

One Bow Churchyard

Cheapside

London, United Kingdom

EC4M 9HH

Attention: Legal Department

Facsimile: 44-207-463-6001

(b)	If to the Manager:

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore, 049480

Attention: Legal Department

Facsimile: 65-65381002

(c)	If to the Fund:

Aberdeen Global Income Fund, Inc.

c/o Aberdeen Asset Management Inc., Administrator

5 Tower Bridge

300 Barr Harbor Drive

West Conshohocken, PA 19428

Attention: Legal Department

Facsimile: (866) 394-4146

16. Jurisdiction. This Agreement shall be governed by and construed in accordance with substantive laws of the State of New York without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall prevail.

17. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

18. Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

19. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

20. Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

21. Entire Agreement. This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

FUND:
ABERDEEN GLOBAL INCOME FUND, INC.

By:
Name:
Title:

MANAGER:
ABERDEEN ASSET MANAGEMENT ASIA LIMITED

By:
Name:
Title:

SUBADVISER:
ABERDEEN ASSET MANAGEMENT INVESTMENT SERVICES LIMITED

By:
Name:
Title:

Exhibit A

EXHIBIT A

FEES

SUB-ADVISORY AGREEMENT AMONG

ABERDEEN GLOBAL INCOME FUND, INC., ABERDEEN ASSET MANAGEMENT

ASIA LIMITED AND ABERDEEN ASSET MANAGEMENT INVESTMENT SERVICES LIMITED

For management services provided under this Sub-Advisory Agreement, the Sub-Adviser will receive an annual fee paid monthly based on average weekly Managed Assets of the Fund allocated to it according to the following schedule:

0.17% on first $200 million;

0.16% between $200 million and up to $500 million; and

0.15% in excess of $500 million

Exhibit B

Information Regarding Directors of Aberdeen Asset Management Investment Services Limited

The names, principal business addresses and the principal occupations of the Directors of Aberdeen Asset Management Investment Services Limited are shown below.

Name and Principal Business Address	Principal Occupation
David Hill One Bow Churchyard Cheapside London, United Kingdom EC4M 9HH	Director of AAMISL (since February 2007) and Chief Operating Officer of Fixed Income of the Aberdeen Group (since February 2007).

Andrew Laing 10 Queens Terrace Aberdeen, Scotland AB10 1YG	Director and Chief Operating Officer of AAMISL and Deputy Chief Executive of Aberdeen Asset Management PLC (since June 2008).

Rod MacRae 40 Princes Street Edinburgh, Scotland EH2 2BY	Director of AAMISL (since December 2005) and Group Head of Risk of the Aberdeen Group (since November 2005).

Gary Marshall 40 Princes Street Edinburgh, Scotland EH2 2BY	Director of AAMISL (since December 2005) and Head of Collective Funds of Aberdeen Asset Management PLC (since February 2007). Member of Aberdeen Group Management Board (since 1997).

Charles McKenzie One Bow Churchyard Cheapside London, United Kingdom EC4M 9HH	Director of AAMISL (since December 2005) and Head of Fixed Income Europe, Middle East and Asia of the Aberdeen Group (since February 2008).

Anne Richards 40 Princes Street Edinburgh, Scotland EH2 2BY	Chief Executive and Director of AAMISL and Chief Investment Officer of Aberdeen Asset Management PLC (since December 2005).

Gordon White 10 Queens Terrace Aberdeen, Scotland AB10 1YG	Director and Chief Financial Officer of AAMISL (since December 2005) and Group Financial Controller of Aberdeen Asset Management PLC (since 1990).

B-1

Please mark your votes as indicated in this example	☒

THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND’S STOCKHOLDERS VOTE “FOR” PROPOSALS 1 AND 2, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

FOR ALL	WITHHOLD AUTHORITY FOR ALL	*EXCEPTIONS		FOR	AGAINST	ABSTAIN

1.      Election of the following two nominees to serve as Class II Directors for a three-year term and until their successors are duly elected and qualify:

Nominees

01 William J. Potter and

02 Peter D. Sacks

☐	☐	☐	2. To approve a new sub-advisory agreement among the Fund, Aberdeen Asset Management Asia Limited and Aberdeen Asset Management Investment Services Limited	☐	☐	☐
A proxy executed in such manner as not to withhold authority to vote for the election of any nominee shall be deemed to grant such authority.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the “Exceptions” box and write that nominee’s name in the space provided below).

The undersigned authorizes the Proxy holder to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

*Exceptions

Mark Here for Address Change or Comments SEE REVERSE	☐

Signature	Signature (if held jointly)	Date

NOTE:	Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, officer of a corporation or other entity or in another representative capacity, please give the full title under the signature.

▲    FOLD AND DETACH HERE    ▲

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF OUR TELEPHONE VOTING,

WHICH IS AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Telephone voting is available through 11:59 PM Eastern Time

the day prior to annual meeting day.

Aberdeen Global Income Fund, Inc.	TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
If you vote your proxy by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS MEETING TO BE HELD ON FRIDAY, MARCH 6, 2009: The Proxy Statement and the Fund’s most recent Annual Report are available on the internet at http://www.aberdeen-asset.us/.

PROXY

ABERDEEN GLOBAL INCOME FUND, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Annual Meeting of Stockholders — March 6, 2009

The undersigned stockholder of Aberdeen Global Income Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Megan Kennedy and Timothy Sullivan, or any of them, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Fund to be held at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania on Friday, March 6, 2009, at 10:00 a.m. (Eastern time), and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for director (Proposal 1), “FOR” the approval of a new sub-advisory agreement among the Fund, Aberdeen Asset Management Asia Limited and Aberdeen Asset Management Investment Services Limited (Proposal 2), and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

( Continued and to be dated and signed on the reverse side.)

ABERDEEN GLOBAL INCOME FUND, INC.
Address Change/Comments (Mark the corresponding box on the reverse side)	P. O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

▲    FOLD AND DETACH HERE    ▲

You can now access your BNY Mellon Shareowner Services account online.

Access your BNY Mellon Shareowner Services shareholder/stockholder account online via Investor ServiceDirect® (ISD).

The transfer agent for AberdeenGlobal Income Fund, Inc., now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends

• View certificate history	• Make address changes

• View book-entry information	• Obtain a duplicate 1099 tax form

• Establish/change your PIN

Visit us on the web at http://www.bnymellon.com/shareowner/isd

For Technical Assistance Call 1-877-978-7778 between 9am-7pm

Monday-Friday Eastern Time

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Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.